                                                                EXHIBIT 10(i)(1)

                               VOTING AGREEMENT


     This Voting Agreement (this "Agreement"), is made and entered into as of the 14th day of May, 1997, by and among CB Commercial Real Estate Services Group, Inc., a Delaware corporation ("CBC"), CBC Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of CBC ("Acquisition Corporation"), FS Equity Partners III, L.P. and FS Equity Partners International, L.P. (collectively, "FS"), AP KMS II, LLC and AP KMS Partners, L.P. ("Apollo"), Koll Holding Company ("KHC"), Raymond E. Wirta ("Wirta") and William S. Rothe, Jr. ("Rothe") (FS, Apollo, KHC, Wirta and Rothe are collectively referred to herein as the "Koll Shareholders").

                                   RECITALS

     WHEREAS, the Koll Shareholders collectively hold a majority of the issued and outstanding shares of capital stock of Koll Real Estate Services, a Delaware corporation ("KRES");

     WHEREAS, pursuant to that certain Agreement and Plan of Reorganization dated as of May 14, 1997 (the "Merger Agreement") among CBC, KRES, Acquisition Corporation and certain other parties thereto, Acquisition Corporation will be merged with and into KRES (the "Merger") in a transaction in which issued and outstanding shares of capital stock of KRES (the "KRES Stock") will be exchanged for Common Stock, $.01 par value, of CBC ("CBC Stock") and warrants exercisable into CBC Stock on the terms and conditions contained in the Merger Agreement;

     WHEREAS, simultaneously herewith each of the Koll Shareholders is entering into a Proxy Agreement (collectively, the "Proxy Agreements") with CBC pursuant to which each Koll Shareholder is granting CBC a proxy as to all shares of KRES Stock held by it, and this Agreement is to further induce CBC and Acquisition Corporation to enter into the Merger Agreement;

     NOW THEREFORE, in consideration of the terms, conditions and covenants contained herein and in the Merger Agreement the parties hereto agree as follows:

     1.   Approval of Merger.  In addition to the rights granted to CBC pursuant
          ------------------
to the Proxy Agreements, each Koll Shareholder agrees to vote its or his shares of KRES Stock (which shall include all shares of KRES Stock issued upon the exercise of any rights, options and warrants to acquire shares of KRES Stock)
(a) in favor of the Merger pursuant to the Merger Agreement and any transaction that is reasonably necessary or appropriate to implement the Merger (i) at any duly called meeting of the stockholders of KRES during which such a vote is called or (ii) pursuant to any written consent of stockholders approving the Merger, whenever presented to such Koll Shareholder for execution thereof, (b) in opposition to any proposal for the amendment of KRES' Certificate of Incorporation or Bylaws; provided, however, that the Koll Shareholders may amend
                         --------  -------
KRES' Certificate of Incorporation or Bylaws in connection with amendments which are not inconsistent with the Merger, the Merger

Agreement and the transactions contemplated thereby with CBC's prior written consent, which shall not be unreasonably withheld and (c) other than pursuant to the Merger, the Merger Agreement and the transactions contemplated thereby, in opposition to any proposal for any merger or other business combination, consolidation, sale or purchase of any assets, reorganization, recapitalization, liquidation or winding up of or by KRES or any of its subsidiaries or affiliates or any offer or sale of any substantial equity interest in or all or a substantial portion of the stock or assets of, KRES or any of its subsidiaries or affiliates. Each Koll Shareholder further agrees not to take any action to prevent consummation of the Merger pursuant to the Merger Agreement. For purposes of this Agreement, an affiliate of KRES shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls KRES or any subsidiary of KRES, any person or entity that is controlled by KRES or any subsidiary of KRES, or any person or entity that is under common control with KRES or any subsidiary of KRES.

     2.   Standstill.  Prior to the Closing Date (as defined in the Merger
          ----------
Agreement), FS:

          (A) shall not send any notice of, call, attend (by person, proxy, telephone or other communications equipment), attend or be represented in person or by proxy for purposes of constituting a quorum at, vote at or grant a proxy with respect to or take any action by written consent at, waive notice, consent to the holding or approve minutes of, any meeting of shareholders of KRES at which the following business is or is proposed to be transacted: (i) the election or removal of directors or any change in the current composition of, the Board of Directors of KRES, (ii) any amendment to the articles of incorporation, bylaws or other constitutive documents of KRES relating to the constitution of a quorum of directors or shareholders necessary for a meeting or the number or voting rights of shareholders or directors or (iii) the establishment of any committee of the Board of Directors of KRES to do any of the foregoing;

          (B) shall not cause any member of the Board of Directors of KRES or permit any member of the Board of Directors who is an employee, partner or affiliate of FS or who FS designated to serve on or nominated or elected to the Board of Directors of KRES, to send any notice of, call, attend (by person, proxy, telephone or other communications equipment), attend or be represented in person or by proxy for purposes of constituting a quorum at, vote at or grant a proxy with respect or take any action by written consent at, waive notice, consent to the holding or approve minutes of, any meeting of the Board of Directors of KRES at which any of the items set forth in clauses (i), (ii) or (iii) of Section 2(A) are or are proposed to be transacted; and

          (C) shall take all lawful action to maintain the current number, voting rights and composition of the Board of Directors of KRES (including voting to adjourn until after the Closing Date any meeting of the shareholders or Board of Directors of KRES at which any of the items set forth in clauses (i), (ii) or (iii) of Section 2(A) are or are proposed to be transacted without FS' prior notice).

The obligation of FS to maintain the current composition of the Board of Directors of KRES pursuant to this Section 2 shall be subject to the obligation of FS to exercise voting rights with respect to KRES Stock held by it to remove a director nominated by Apollo or KHC and to elect a successor nominee designated by Apollo or KHC to fill such vacancy pursuant to the second paragraph of Section 6.1 of the Stockholders Agreement (as defined in Section 8 hereof).

     3.   Representations, Warranties of Koll Shareholders.
          ------------------------------------------------

     Each Koll Shareholder hereby severally represents and warrants to, and covenants with, CBC and Acquisition Corporation as of the date hereof as follows:

          (A) The signature page hereto sets forth all shares of KRES Stock and all rights, options and warrants to acquire shares of KRES Stock ("Options"), including all KRES Stock as to which such Koll Shareholder has sole or shared voting or investment power. Such Koll Shareholder is the sole, true, lawful and beneficial owner of the number of shares of KRES Stock and Options set forth opposite his or its name below with no restrictions on such Koll Shareholder's voting rights pertaining hereto, except pursuant to this Agreement and the Proxy Agreements. None of such Koll Shareholder's shares of KRES Stock or Options is subject to any voting trust or other agreement or arrangement with respect to the voting of shares, except pursuant to this Agreement and the Proxy Agreements and except as set forth on Exhibit A hereto. As of the Effective Time of the Merger, none of such Koll Shareholder's shares of KRES Stock (which shall include all shares of KRES Stock issued upon the exercise of any rights, options and warrants to acquire shares of KRES Stock) or Options will be subject to any voting trust or other agreement or arrangement with respect to the voting of shares, except pursuant to this Agreement and the Proxy Agreements.

          (B) Such Koll Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform its or his obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of such Koll Shareholder, enforceable against such Koll Shareholder in accordance with its terms.

          (C) With respect to such Koll Shareholder, the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof will not conflict with, or result in any violation of, or default (with or without notice of lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of applicable law or regulation, any judgment, order or decree or any agreement or instrument to which such Koll Shareholder is a party or by which such Koll Shareholder is bound.

     4.   Covenants Regarding Transfer and Resale of KRES Stock.
          -----------------------------------------------------

          (A) Except as otherwise permitted by the Merger Agreement and the Proxy Agreements, such Koll Shareholder will not, without the prior written consent of CBC, directly or indirectly, (1) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any shares of voting stock of KRES beneficially held by such Koll Shareholder (including any shares of KRES Stock issued upon the exercise of any rights, options and warrants to acquire shares of KRES Stock) or (2) sell, assign, transfer, exchange, encumber, pledge, or otherwise dispose of, enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or otherwise dispose of, or in any way reduce such Koll Shareholder's risk of ownership or investment in, or make any offer or agreement relating to any of the foregoing with respect to, any shares of KRES Stock (including any shares of KRES Stock issued upon the exercise of any rights, options and warrants to acquire shares of KRES Stock), or any securities that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor, or any option, right or other interest with respect to any KRES Stock during the term of this Agreement. Such Koll Shareholder shall not seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding and agrees to notify CBC promptly and to provide all details requested by CBC if such Koll Shareholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

          (B) Such Koll Shareholder shall not, directly or indirectly, in his or its capacity as a stockholder of KRES, (i) take any action to solicit, initiate or encourage any offer or indication of interest from any person with respect to any Acquisition Proposal (as hereinafter defined) or (ii) engage in negotiations with, or disclose any nonpublic information relating to KRES or its subsidiaries or affiliates, or afford access to the properties, books or records of KRES or any of its subsidiaries or affiliates to any person that may be considering making, or has made, an offer with respect to an Acquisition Proposal and will keep CBC fully informed of the status of and details of any such offer, indication or request. Such Koll Shareholder will promptly notify CBC after receipt (i) of any offer or indication that any person is considering making an offer with respect to an Acquisition Proposal, (ii) any request for nonpublic information relating to KRES or its subsidiaries or affiliates or (iii) any request for nonpublic information relating to KRES or its subsidiaries or affiliates for access to the properties, books or records of KRES or its subsidiaries or affiliates by any person that may be considering making, or has made, an offer with respect to an Acquisition Proposal and will keep CBC fully informed of the status and details of any such offer, indication or request. "Acquisition Proposal" means any proposal for a merger or other business combination involving KRES or its subsidiaries or affiliates or any proposal or offer to acquire in any manner any substantial equity interest in, or a substantial portion of the assets of, KRES or its subsidiaries or affiliates, other than any transaction contemplated by the Merger Agreement provided, however, that the term "Acquisition Proposal"
                      --------  -------
     shall exclude acquisitions by KRES or its subsidiaries set forth on
     Schedule 6.6 of the Merger Agreement.

     5.   Governing Law.  This Agreement, together with the Proxy Agreements and
          -------------
the Merger Agreement, shall be governed in all respects by the laws of the State of Delaware, as if entered into by and between Delaware residents exclusively for performance entirely within Delaware.

     6.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.   Remedies.  The parties hereto acknowledge that CBC will be irreparably
          --------
harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of a Koll Shareholder set forth herein. Therefore, the parties hereto agree that, in addition to any other remedies which may be available to CBC upon any such violation, CBC shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to CBC at law or in equity.

     8.   Entire Agreement.  This Agreement constitutes the entire understanding
          ----------------
of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, written or oral, between the parties hereto with respect to the subject matter hereof. In the event any provision in this Agreement is inconsistent with that certain Third Amended and Restated Stockholders Agreement dated as of January 9, 1997 (the "Stockholders Agreement"), by and among KRES, FS Apollo, KHC and The Koll Company, or with any other agreement or instrument set forth on Exhibit A hereto, the provisions of this Agreement shall govern.

     9.   Successors and Assigns.  This Agreement shall inure to the benefit of,
          ----------------------
and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, but except as otherwise specifically provided, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties; provided, however, that CBC may assign its rights hereunder to Acquisition corporation or any other affiliate of CBC.

     10.  Amendments and Modification.  This Agreement may not be modified,
          ---------------------------
amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     11.  Definitions.  All capitalized terms used herein shall have the
          -----------
meanings set forth in the Merger Agreement, unless otherwise defined herein.

     12.  Termination.  The obligation of each Koll Shareholder under this
          -----------
Agreement shall terminate on the earlier of (i) the effective date of the Merger as provided in the Merger Agreement or (ii) termination of the Merger Agreement for any reason.

     13.  Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     14.  Further Acts.  Each party hereto agrees to perform any such acts and
          ------------
execute and deliver any such documents that may be reasonably necessary to carry out the purpose of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement to be duly executed as of the day and year first above written.


CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.



By:_______________________________________________
 Name:
 Title:



FS EQUITY PARTNERS III, L.P.*          Number of      Number of
                                        Shares         Options
 By:  FS Capital Partners, L.P.
 Its: General Partner                  4,223,852         -0-

   By:  FS Holdings, Inc.
   Its: General Partner


By:_______________________________
   Name:
   Title:


     * Please list the names of the holders of record of the Shares beneficially owned by Stockholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FS EQUITY PARTNERS INTERNATIONAL, L.P. *         Number of      Number of
                                                  Shares         Options
 By:  FS&Co. International, L.P.
 Its: General Partner                             159,778          -0-

   By:  FS International Holdings Limited
   Its: General Partner



By:__________________________________________
   Name:
   Title:


  * Please list the names of the holders of record of the Shares beneficially owned by Stockholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

AP KMS PARTNERS, L.P.*                 Number of      Number of
                                        Shares         Options
 By:  APGP KMS Partners, L.P.
 Its: General Partner                   824,525          -0-

   By:  AP KMS Acquisition Corporation
   Its: General Partner



By:______________________________________
   Name:
   Title:


  * Please list the names of the holders of record of the Shares beneficially owned by Stockholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

AP KMS II, LLC *                            Number of      Number of
                                             Shares         Options
 By: Apollo Real Estate Investment Fund
    II, L.P.                                279,401           -0-

 Its: Member

   By:  Apollo Real Estate Advisors II, L.P.
   Its: General Partner

      By:  Apollo Real Estate Capital Advisors II, Inc.
      Its: General Partner



By:__________________________________________
   Name:
   Title:


  * Please list the names of the holders of record of the Shares beneficially owned by Stockholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

RAYMOND E. WIRTA*                      Number of      Number of
                                        Shares         Options

                                         -0-           672,000
_________________________________
Raymond E. Wirta, an individual


  * Please list the names of the holders of record of the Shares beneficially owned by Stockholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


KOLL HOLDING COMPANY*                  Number of      Number of
                                        Shares         Options

                                        946,037**        -0-

By:__________________________________________
   Name:
   Title:


  * Please list the names of the holders of record of the Shares beneficially owned by Stockholder:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


WILLIAM S. ROTHE, JR.*                 Number of      Number of
                                        Shares         Options

                                        25,000         215,800
____________________________________
William S. Rothe, Jr., an individual


  ** Subject to options in favor of Ray Wirta and William S. Rothe, Jr. with respect to 672,000 and 100,800 shares, respectively.

  * Please list the names of the holders of record of the Shares beneficially owned by Stockholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                   EXHIBIT A


1. Third Amended and Restated Stockholders Agreement, dated as of January 9, 1997, by and among KRES, FS, Apollo, The Koll Holding Company and The Koll Company.

2. Pledge Agreement, dated as of November 13, 1995, by and among The Koll Company, The Koll Holding Company, Safeco Insurance Company of America and Raymond E. Wirta, as amended by Release and Amendment to Pledge Agreement, dated March 29, 1996, and Second Amendment to Pledge Agreement, dated January 9, 1997.

3. Stock Subscription Agreement, dated as of October 1, 1995, by and between KMS Holding Corporation and William S. Rothe.

4. Stock Pledge Agreement, dated as of October 1, 1995, by and between KMS Holding Corporation and William S. Rothe.

5. Nonqualified Performance Stock Option Agreement, dated as of January 12, 1995, by and between KMS Holding Corporation and William S. Rothe, as amended by Amendment No. 1 thereto, dated as of April 1, 1996.

6. Amended and Restated Option Agreement, dated as of November 23, 1994, by and among The Koll Company, The Koll Holding Company, William S. Rothe and Ray Wirta.

7. Amended and Restated Option Agreement, dated as of November 23, 1994, by and among The Koll Company, The Koll Holding Company and Ray Wirta.